Supplement dated May 13, 2015 (“Supplement”)

to the
Prospectus dated September 1, 2014, as amended and restated on March 20, 2015,

and

Statement of Additional Information (“SAI”) dated September 1, 2014,

as revised on February 17, 2015 and March 20, 2015,

of the Market Vectors ETF Trust

This Supplement updates certain information contained in the above-dated Prospectus and SAI for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors® Emerging Markets High Yield Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective immediately, the shares of the Fund are no longer offered through this Prospectus and SAI and all references to the Fund are hereby deleted from this Prospectus and SAI.

Please retain this supplement for future reference.